Exhibit 10.11

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of November 8, 2017 and effective as of June 30, 2017, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, not individually but solely in its capacity as: (i) trustee for the holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP, Commercial Mortgage Pass-Through Certificates, Series 2015-SGP (as successor-in-interest to JPMorgan Chase Bank, National Association, a national banking association (“JPM”), in its capacity as an originating lender); and (ii) collateral agent for JPM and H/2 SO III Funding I LLC, a Delaware limited liability company (“H/2 SO III”, and collectively with JPM, as co- lenders (together with their respective successors and assigns, the “Co-Lenders”) pursuant to the Co-Lender Agreement dated as of July 7, 2015 (as amended from time to time, the “Co-Lender Agreement”) (together with its successors and assigns, including any party that acquires the Property by foreclosure, conveyance in lieu of foreclosure or similar transaction and any subsequent owner of the Property, “Lender”), and SERITAGE SRC FINANCE LLC and SERITAGE KMT FINANCE LLC, each a Delaware limited liability company (individually and/or collectively, as the context may require, “Borrower”) and amends that certain Loan Agreement, dated as of July 7, 2015, by and between Lender and Borrower (as amended by that certain Omnibus Amendment dated as of September 28, 2015 and that certain Second Amendment to Loan Agreement dated as of November 8, 2016, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

WHEREAS, Borrower has requested that Future Advance Lender fund the entire undrawn portion of the Future Advance Amount into the Redevelopment Reserve Account pursuant to Section 1.7(e) of the Loan Agreement (the “Final Advance”); and

WHEREAS, after giving effect to the Final Advance, Lender and Borrower have memorialize the increase in the Allocated Loan Amounts of certain of the Properties as provided herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective from and after the date hereof:

1.Definitions.

(a)	The following definition in the Loan Agreement is hereby amended and restated in its entirety as follows:

“Allocated Loan Amount” means, with respect to each Property, the portion of the Loan Amount allocated to such Property as set forth in the column titled “Separation Transaction Closing” on Schedule B, as modified by Schedule B-1 of the Third Amendment to Loan Agreement.

(b)	The following new definition is hereby added to the “Definitions” section of the Existing Loan Agreement in appropriate alphabetical order:

“Third Amendment to Loan Agreement” means that certain Third Amendment to Loan Agreement, dated as of June 30, 2017, by and among Borrower and Lender.

2.Schedules.

(a)

The Allocated Loan Amounts of the Properties listed on Schedule B-1 hereto hereby amend the Allocated Loan Amounts of such Properties set forth in the column titled “Separation Transaction Closing” on Schedule B to the Loan Agreement.

(b)	Schedule R to the Loan Agreement is hereby amended and restated in its entirety by Schedule R to this Amendment.

3.Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

4.Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

5.Effect of Amendment. Borrower hereby acknowledges and agrees that (i) all of the terms and conditions of the Loan Documents, as modified by this Amendment, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms, (ii) all references to the Loan Agreement in any Loan Document shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Loan Agreement as amended hereby and as hereafter amended, modified or extended from time to time.

6.Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

7.Mezzanine Lender Consent. Wells Fargo Bank, National Association, not individually but solely in its capacity as trustee for holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP MZ, Commercial Mezzanine Pass-Through Certificates, Series 2015-SGP MZ (together with its successors and assigns, “Mezzanine Lender”) hereby executes this Amendment in order to consent to this Amendment and agrees that the Lender shall be entitled to rely upon the consent contained herein as satisfying any notice and consent obligations under the Intercreditor Agreement between the Lender and the Mezzanine Lender.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their  duly  authorized representatives, all as of  the day and year first above written.

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY IN ITS CAPACITY AS (i) AS TRUSTEE FOR THE HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2015-SGP, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2015- SGP and (ii) AS COLLATERAL AGENT FOR THE CO-LENDERS UNDER THE CO-LENDER AGREEMENT

By: Strategic Asset Services LLC, as Primary Servicer

By:	/s/ Chris Stallsworth
	Name:	Chris Stallsworth
	Title:	Authorized Signatory

By:	/s/ Michael Carp
	Name:	Michael Carp
	Title:	Authorized Signatory

[Signatures continue on next page.]

Third Amendment  to Loan Agreement

23769508 5.BUSINESS

ACKNOWLEDGED AND AGREED:

JV PLEDGOR:

SERITAGE GS HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

SERITAGE SPS HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

SERITAGE MS HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

Third Amendment to Loan Agreement

ACKNOWLEDGED AND AGREED:

GUARANTOR:

SERITAGE GROWTH PROPERTIES,
a Maryland real estate investment trust

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	EVP & General Counsel

SERITAGE GROWTH PROPERTIES, L.P.,
a Delaware limited partnership

By:	Seritage Growth Properties, its general partner

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	EVP & General Counsel

Third Amendment to Loan Agreement

BORROWER

SERITAGE SRC FINANCE LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

SERITAGE KMT FINANCE LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

[Signatures continue on next page.]

Third Amendment to Loan Agreement

23769508.5.BUSINESS

ACKNOWLEDGED AND AGREED:

MEZZANINE BORROWERS:

SERITAGE SRC MEZZANINE FINANCE LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

SERITAGE KMT MEZZANINE FINANCE LLC,
a Delaware limited liability company

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Vice President

ACKNOWLEDGED AND AGREED:

MEZZANINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2015-SGP MZ, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2015-SGP MZ

By: Strategic Asset Services LLC, as Primary Servicer

By:	/s/ Chris Stallsworth
	Name:	Chris Stallsworth
	Title:	Authorized Signatory

By:	/s/ Michael Carp
	Name:	Michael Carp
	Title:	Authorized Signatory

Third Amendment to Loan Agreement